                                                              2001 ANNUAL REPORT

                                                              DECEMBER 31, 2001

                                                        [MORGAN STANLEY LOGO]

                                                    MORGAN STANLEY EMERGING
                                                    MARKETS DEBT FUND, INC.

                                                    MORGAN STANLEY
                                                    INVESTMENT MANAGEMENT INC.
                                                    INVESTMENT ADVISER

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs               William G. Morton, Jr.
CHAIRMAN OF THE               DIRECTOR
BOARD OF DIRECTORS
                              Michael Nugent
Ronald E. Robison             DIRECTOR
PRESIDENT AND DIRECTOR
                              Fergus Reid
John D. Barrett II            DIRECTOR
DIRECTOR
                              Stefanie V. Chang
Thomas P. Gerrity             VICE PRESIDENT
DIRECTOR
                              Lorraine Truten
Gerard E. Jones               VICE PRESIDENT
DIRECTOR
                              James A. Gallo
Joseph J. Kearns              TREASURER
DIRECTOR
                              Mary E. Mullin
Vincent R. Mclean             SECRETARY
DIRECTOR
                              Belinda A. Brady
C. Oscar Morong, Jr.          ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 12.50% compared to 1.36% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $7.40, representing an 10.3% discount to the Fund's net asset value per share.

MARKET REVIEW

The headlines can often be deceiving. At first glance, the emerging markets debt
(EMD) asset class had a rather disappointing year. The yield spread on the JP Morgan EMB Global Index tightened by a scant eight basis points and the Index managed to post a mere +1.36% total return for the year. Deteriorating global market conditions, increased risk aversion, crises in Argentina and Turkey, and lower commodity prices are all factors that explain the relatively muted performance of the asset class in 2001.

Beneath the surface, however, lies a more interesting storyline in which most EMD issues actually had an extraordinarily favorable year. Excluding Argentina, the Index's yield spread tightened 131 basis points and the Index posted a healthy 18.9% total return. Strong global liquidity precipitated by low nominal interest rates in local markets more than offset the impact of the negative fundamentals in countries other than Argentina.

Our very favorable relative performance was enhanced by our generally defensive risk posture relative to the Index early in the year, a consistent large underweight in Argentina, an overweight in Russia, and also by favorable security selection decisions within Mexico.

The first half of 2001 was volatile for the EMD asset class. As with most other financial markets, the asset class was buoyed by the aggressive 100 basis-point cut in official U.S. interest rates early in the year. Then EMD took its direction from global equity markets, as growing concerns over the magnitude of the U.S. economic slowdown caused asset prices to come under pressure. In addition, investors struggled with the implications of a Turkish devaluation, heightened concerns over Argentina, and increasing political noise in both Brazil and Peru. Compounding this was a sharp slowdown in Europe and weaker commodity prices across the globe.

Two opposing themes dominated EMD during the latter part of the year: the intensification of the Argentine economic and political crisis and the generalized recovery in international capital markets following the tragic events of September 11. This recovery was precipitated by a series of interest rate cuts in the U.S. and Europe, and renewed optimism regarding the likelihood of an economic rebound by 2002. The resiliency of the non-Argentina EMD universe was striking; after all, the global economic backdrop remained uncertain, commodity prices fell, and the Argentine situation deteriorated to the point where the country's economic and political foundations were shattered by late-December. Yet favorable OECD (Organization for Economic Cooperation and Development) liquidity trends, the sharp decline in most U.S. interest rates, the rebound in global equity prices, and a number of favorable country-specific considerations all supported the rest of the market during the second half of the year.

MARKET OUTLOOK

The year-end rally in global financial markets may be a harbinger for a recovery in the global economic cycle. An economic recovery should not only raise the demand for exports from emerging-market countries, but should also increase the risk appetite of investors and, in turn, capital flows to the EMD asset class. Both considerations are key to improvements in the creditworthiness of emerging-market borrowers in the future. Of course, the situation in Argentina requires close scrutiny in terms of any potential contagion to other EMD countries. Please be assured that our EMD team will monitor all these developments closely in the coming year and will take these factors into consideration in managing the EMD strategy in 2002.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director
                                                                    January 2002

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN FEBRUARY, 2002 THAT IT WILL BE MANAGED BY THE EMERGING MARKETS DEBT TEAM. CURRENT MEMBERS OF THE TEAM INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, ABIGAIL L. MCKENNA, EXECUTIVE DIRECTOR AND ERIC J. BAURMEISTER, VICE PRESIDENT.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                            TOTAL RETURN (%)
                             -----------------------------------------------------------------------------
                                 MARKET VALUE(1)             NET ASSET VALUE(2)           INDEX(3)
                             -----------------------------------------------------------------------------
                                              AVERAGE                   AVERAGE                  AVERAGE
                             CUMULATIVE        ANNUAL    CUMULATIVE      ANNUAL     CUMULATIVE    ANNUAL
----------------------------------------------------------------------------------------------------------
One Year                          20.65%        20.65%        12.50%      12.50%          1.36%     1.36%
Five Year                         45.99          7.86         42.22        7.30          42.59      7.35
Since Inception*                 145.97         11.25        174.22       12.69         136.13     10.71

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                             YEAR ENDED DECEMBER 31,
                               -----------------------------------------------------------------------------------
                                1993*     1994     1995      1996     1997      1998     1999     2000      2001
------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share      $18.96   $ 12.23   $12.40    $17.31   $15.21   $  7.01   $ 8.36   $ 8.22     $8.25
------------------------------------------------------------------------------------------------------------------
Market Value Per Share         $18.13   $ 11.38   $12.50    $15.13   $15.38   $  7.19   $ 6.81   $ 6.88     $7.40
------------------------------------------------------------------------------------------------------------------
Premium/(Discount)               -4.4%     -7.0%     0.8%    -12.6%     1.1%      2.6%   -18.5%   -16.3%    -10.3%
------------------------------------------------------------------------------------------------------------------
Income Dividends               $ 0.16   $  1.49   $ 1.72    $ 1.08   $ 1.27   $  1.41   $ 1.01   $ 1.08     $0.85
------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions        --   $  0.41       --        --   $ 3.44   $  2.94       --       --        --
------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            35.96%   -25.95%   26.85%+   50.98%   21.71%   -33.00%   36.58%   13.50%    12.50%
------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           18.67%   -18.35%   26.38%    35.23%   11.95%   -11.54%   24.18%   14.41%     1.36%
------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Global Index (the "JPM EMB Global Index") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The JPM EMB Global Index includes coverage of 27 emerging market countries. Because JPM EMB Global Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
  * The Fund commenced operations on July 23, 1993.
  + This return does not include the effect of the rights issued in connection with the rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS*]

Debt Securities                                 100.0%

[CHART OF COUNTRY WEIGHTINGS*]

Brazil                                           22.5%
Mexico                                           21.0
Russia                                           16.7
Ecuador                                           4.1
South Korea                                       3.8
Argentina                                         2.9
Peru                                              2.8
Egypt                                             2.6
Philippines                                       2.6
Morocco                                           2.5
Other                                            18.5

Ten Largest Holdings

                                                                 PERCENT OF
                                                                      TOTAL
                                                                INVESTMENTS
---------------------------------------------------------------------------
1.   Federative Republic of Brazil Bond PIK 'C'
       8.00%, 4/15/14 (Brazil)                                         5.5%
2.   United Mexican States Global Bond
       11.375%, 9/15/16 (Mexico)                                       5.2
3.   Russian Federation
       12.75%, 6/24/28 (Russia)                                        5.0
4.   Federative Republic of Brazil Debt Conversion Bond 'L'
       3.25%, 4/15/12 (Brazil)                                         4.5
5.   United Mexican States Discount Bond 'A'
       9.875%, 2/1/10 (Mexico)                                         3.9
6.   Russian Federation
       5.00%, 3/31/30 (Russia)                                         3.6
7.   Petroleos Mexicanos
       9.375%, 12/2/08 (Mexico)                                        3.4
8.   Federative Republic of Brazil Bond 'Z-L'
       3.188%, 4/15/24 (Brazil)                                        3.1
9.   Federative Republic of Brazil
       11.00%, 8/17/40 (Brazil)                                        2.9
10.  Arab Republic of Egypt 8.75%,
       7/11/11 (Egypt)                                                 2.6
                                                                      ----
                                                                      39.7%
                                                                      ====

     * Percent of Total Investments

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS
                                 DECEMBER 31, 2001

STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                                   FACE
                                                                                 AMOUNT              VALUE
                                                                                  (000)              (000)
----------------------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (100.0%)
==========================================================================================================
ALGERIA (0.8%)
SOVEREIGN (0.8%)

  Algerian Loan Agreement Tranche 1
    7.188%, 3/31/10                                                          $    1,812          $   1,649
==========================================================================================================
ARGENTINA (2.9%)
SOVEREIGN (2.9%)

  Republic of Argentina
    11.375%, 3/15/10                                                              8,020(e,g)         2,025
    11.75%, 4/7/09                                                                3,540(e,g)           920
    11.75%, 6/15/15                                                               2,010(e,g)           533

  Republic of Argentina Par Bond, 'L-GP'
    6.00%, 3/31/23                                                                5,470(b,e,g)       2,352
----------------------------------------------------------------------------------------------------------
                                                                                                     5,830
==========================================================================================================
BRAZIL (22.5%)
SOVEREIGN (22.5%)

  Federated Republic of Brazil
    11.00%, 8/17/40                                                               7,530              5,798

  Federated Republic of Brazil Bond
    8.875%, 4/15/24                                                               6,540              4,349
    12.25%, 3/6/30                                                                2,370              2,038

  Federative Republic of Brazil Bond 'C-L'
    8.00%, 4/15/14                                                                   44                 34

  Federative Republic of Brazil Bond 'L'
    3.25%, 4/15/09                                                                3,132(a)           2,498

  Federative Republic of Brazil Bond 'Z-L'
    3.188%, 4/15/24                                                               8,350(a)           6,054

  Federative Republic of Brazil Bond PIK 'C'
    8.00%, 4/15/14                                                               14,137(c)          10,885

  Federative Republic of Brazil Debt
    Conversion Bond 'L'
    3.25%, 4/15/12                                                               12,500(a,c)         8,813

  Federative Republic of Brazil Global Bond
    9.625%, 7/15/05                                                               4,200              3,969
----------------------------------------------------------------------------------------------------------
                                                                                                    44,438
==========================================================================================================
BULGARIA (2.2%)
SOVEREIGN (2.2%)

  Republic of Bulgaria
    Discount Bond 'A' Euro
    4.562%, 7/28/24                                                               2,950(a)           2,622

  Republic of Bulgaria Front-
    Loaded Interest Reduction Bond 'A'
    4.562%, 7/28/12                                                               1,900(a)           1,712
----------------------------------------------------------------------------------------------------------
                                                                                                     4,334
==========================================================================================================
CHINA/HONG KONG (0.8%)
CORPORATE (0.8%)

  PCCW-HKTC Capital Ltd.
    7.75%, 11/15/11                                                               1,690(d)           1,670
==========================================================================================================
COLOMBIA (2.1%)
SOVEREIGN (2.1%)

  Republic of Colombia Notes
    10.00%, 1/23/12                                                               4,190              4,138
==========================================================================================================
CROATIA (0.7%)
SOVEREIGN (0.7%)

  Croatia Government International Bond
    4.562%, 7/31/10                                                               1,473(a)           1,447
==========================================================================================================
DOMINICAN REPUBLIC (1.0%)
SOVEREIGN (1.0%)

  Dominican Republic Bond
    9.50%, 9/27/06                                                                1,870(d)           1,907
==========================================================================================================
ECUADOR (4.1%)
SOVEREIGN (4.1%)

  Republic of Ecuador
    5.00%, 8/15/30                                                               10,680(b)           5,110
    12.00%, 11/15/12                                                              4,100              3,034
----------------------------------------------------------------------------------------------------------
                                                                                                     8,144
==========================================================================================================
EGYPT (2.6%)
CORPORATE (2.6%)

  Arab Republic of Egypt
    8.75%, 7/11/11                                                                5,280(d)           5,148
==========================================================================================================
INDIA (0.0%)
SOVEREIGN (0.0%)

  Surashtra Cement and Chemical Ltd.
    19.0%, 6/26/00                                                           INR 30,000(e,f,g)          --@
==========================================================================================================
INDONESIA (0.8%)
CORPORATE (0.8%)

  Pindo Deli Finance (Mauritius)
    10.75%, 10/1/07                                                               4,300(d,e)           645

  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, 8/1/04                                                                1,280(e)             186

  Tjiwi Kimia International Global Bond
    13.25%, 8/1/01                                                                3,990(e)             658
    13.25%, 8/1/01                                                                1,000(e)             145
----------------------------------------------------------------------------------------------------------
                                                                                                     1,634
==========================================================================================================
IVORY COAST (0.6%)
SOVEREIGN (0.6%)

  Republic of Ivory Coast Bond
    2.00%, 3/29/18                                                                4,550(a,e)           673

  Republic of Ivory Coast Front-
  Loaded Interest Reduction Bond
    2.00%, 3/29/18                                                                3,183(b,e)           477
----------------------------------------------------------------------------------------------------------
                                                                                                     1,150
==========================================================================================================
MALAYSIA (1.7%)
SOVEREIGN (1.7%)

  Government of Malaysia
    7.50%, 7/15/11                                                                3,175              3,318
==========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                               5

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS
                                 DECEMBER 31, 2001

STATEMENT OF NET ASSETS (CONT'D)

                                                                                   FACE
                                                                                 AMOUNT              VALUE
                                                                                  (000)              (000)
----------------------------------------------------------------------------------------------------------
MEXICO (21.0%)
CORPORATE (5.5%)

  Grupo Iusacell SA de CV
    14.25%, 12/1/06                                                          $    1,100(d)       $   1,183

  Petroleos Mexicanos
    9.50%, 9/15/27                                                                2,700              2,855

  Petroleos Mexicanos
    9.375%, 12/2/08                                                               6,120              6,625
----------------------------------------------------------------------------------------------------------
                                                                                                    10,663
----------------------------------------------------------------------------------------------------------
SOVEREIGN (15.5%)

  United Mexican States Bond
    0.75%, 3/12/08                                                                4,600              5,014
    8.30%, 8/15/31                                                                3,990              3,920
    11.50%, 5/15/26                                                               2,910              3,707

  United Mexican States Global
    Bond
    11.375%, 9/15/16                                                              8,410             10,370

  United Mexican States Discount
    Bond 'A'
    9.875%, 2/1/10                                                                6,850              7,655
----------------------------------------------------------------------------------------------------------
                                                                                                    30,666
----------------------------------------------------------------------------------------------------------
                                                                                                    41,329
==========================================================================================================
MOROCCO (2.5%)
SOVEREIGN (2.5%)

  Morocco R&C, 'A'
    2.76%, 1/5/09                                                                 5,634(a)           5,000
==========================================================================================================
NIGERIA (1.0%)
SOVEREIGN (1.0%)

  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                                               2,000(b)           1,352

  Nigeria Promissory Notes, Series RC
    5.092%, 1/5/10                                                                1,780                659
----------------------------------------------------------------------------------------------------------
                                                                                                     2,011
==========================================================================================================
PANAMA (1.6%)
SOVEREIGN (1.6%)

  Republic of Panama
    9.375%, 4/1/29                                                                1,000              1,047
    9.625%, 2/8/11                                                                2,050              2,091
----------------------------------------------------------------------------------------------------------
                                                                                                     3,138
==========================================================================================================
PERU (2.8%)
SOVEREIGN (2.8%)

  Republic of Peru Front-Loaded Interest
    Reduction Bond
    4.00%, 3/7/17                                                                 2,970(b)           2,079

  Republic of Peru, Past Due Interest Bond
    4.50%, 3/7/17                                                                 4,480(b)           3,438
----------------------------------------------------------------------------------------------------------
                                                                                                     5,517
==========================================================================================================
PHILIPPINES (2.6%)
CORPORATE (0.2%)

  Bayan Telecommunications, Inc.
    13.50%, 7/15/06                                                               1,800(d,e)           315
----------------------------------------------------------------------------------------------------------
SOVEREIGN (2.4%)

  Republic of Philippines
    9.875%, 3/16/10                                                               2,430              2,515
    9.875%, 1/15/19                                                               2,360              2,245
----------------------------------------------------------------------------------------------------------
                                                                                                     4,760
----------------------------------------------------------------------------------------------------------
                                                                                                     5,075
==========================================================================================================
POLAND (0.6%)
CORPORATE (0.6%)

  Netia Holdings II BV, 'B'
    13.125%, 6/15/09                                                              1,400(e)             224

  PTC International Finance II SA
    11.25%, 12/1/09                                                                 900                900
----------------------------------------------------------------------------------------------------------
                                                                                                     1,124
==========================================================================================================
QATAR (0.9%)
SOVEREIGN (0.9%)

  State of Qatar
    9.75%, 6/15/30                                                                1,550              1,771
==========================================================================================================
RUSSIA (16.7%)
SOVEREIGN (16.7%)

  Russian Federation
    0.00%, 12/31/01                                                               1,466(e)             948
    0.00%, 12/31/01                                                               2,013(e)           1,301
    0.00%, 12/31/01                                                               1,094                700
    0.00%, 3/4/03                                                                 2,192              1,345
    5.00%, 3/31/30                                                                7,420(b)           4,304
    5.00%, 3/31/30                                                               12,174(b,d)         7,061
    8.25%, 3/31/10                                                                  700                609
    8.25%, 3/31/10                                                                5,326(d)           4,633
    12.75%, 6/24/28                                                               9,000              9,788

  Russian Souzzdravexport
    0.00%, 12/31/01                                                               3,642(e)           2,314
----------------------------------------------------------------------------------------------------------
                                                                                                    33,003
==========================================================================================================
SOUTH KOREA (3.8%)
CORPORATE (2.8%)

  Korea Electric Power Corp.
    7.75%, 4/1/13                                                                 1,850              1,944
    6.375%, 12/1/03                                                               3,510              3,634
----------------------------------------------------------------------------------------------------------
                                                                                                     5,578
----------------------------------------------------------------------------------------------------------
SOVEREIGN (1.0%)

  Republic of South Korea
    8.875%, 4/15/08                                                               1,600              1,849
----------------------------------------------------------------------------------------------------------
                                                                                                     7,427
==========================================================================================================
TUNISIA (0.9%)
SOVEREIGN (0.9%)

  Central Bank of Tunisia
    8.25%, 9/19/27                                                                2,000              1,860
==========================================================================================================

    The accompanying notes are an integral part of the financial statements.

6

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS
                                 DECEMBER 31, 2001

STATEMENT OF NET ASSETS (CONT'D)

                                                                                   FACE
                                                                                 AMOUNT              VALUE
                                                                                  (000)              (000)
----------------------------------------------------------------------------------------------------------
UKRAINE (1.0%)
SOVEREIGN (1.0%)

  Ukraine Government
    11.00%, 3/15/07                                                          $    2,040          $   1,945
==========================================================================================================
VENEZUELA (1.8%)
SOVEREIGN (1.8%)

  Republic of Venezuela Debt Conversion
    Bond 'DL'
    2.875%, 12/18/07                                                              2,571(a)           1,864

  Republic of Venezuela Par Bond
    6.75%, 3/31/20                                                                2,270              1,657
----------------------------------------------------------------------------------------------------------
                                                                                                     3,521
==========================================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $196,696)                                                                                  197,528
==========================================================================================================

                                                                                 NO. OF
                                                                                 RIGHTS
----------------------------------------------------------------------------------------------------------
RIGHTS (0.0%)
==========================================================================================================
MEXICO (0.0%)

  United Mexican States Value
    Recovery Rights, 06/30/03

  (Cost $--@)                                                                    45,419(f)              46
==========================================================================================================

                                                                                 NO. OF
                                                                               WARRANTS
----------------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
==========================================================================================================
COLOMBIA (0.0%)

  Occidente y Caribe
    expiring 3/15/04                                                             69,200(d,f)           69
----------------------------------------------------------------------------------------------------------
NIGERIA (0.0%)

  Central Bank of Nigeria
    expiring 11/15/20                                                             1,250(f)              --@
----------------------------------------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost $44)                                                                                           69
==========================================================================================================

                                                                                                     VALUE
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (Cost $196,740)                                                                                $ 197,643
==========================================================================================================

                                                                                 AMOUNT
                                                                                  (000)
==========================================================================================================
OTHER ASSETS

  Receivable for
    Investments Sold                                                            $ 6,570

  Interest Receivable                                                             4,372

  Other                                                                              10             10,952
==========================================================================================================
LIABILITIES

  Payable For:
    Reverse Repurchase
      Agreements                                                                 (9,993)
    Investments Purchased                                                        (6,208)
    Securities Sold Short, at
      Value (Proceeds $4,830)                                                    (4,906)
    Dividends Declared                                                           (4,850)
    Bank Overdraft                                                                 (294)
    Investment Advisory Fees                                                       (158)
    Directors' Fees and
      Expenses                                                                      (89)
    Professional Fees                                                               (38)
    Shareholder Reporting
      Expenses                                                                      (31)
    Custodian Fees                                                                  (28)
    Administrative Fees                                                             (24)
  Other Liabilities                                                                 (63)           (26,682)
==========================================================================================================
NET ASSETS

  Applicable to 22,046,681, issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                                                              $ 181,913
==========================================================================================================
NET ASSET VALUE PER SHARE                                                                        $    8.25
==========================================================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:

  Common Stock                                                                                   $     220

  Paid-in Capital                                                                                  279,105

  Distributions in Excess of Net Investment
    Income                                                                                          (1,132)

  Accumulated Net Realized Loss                                                                    (97,102)

  Unrealized Appreciation on Investments,
    Foreign Currency Translations, Futures
    and Securities Sold Short                                                                          822
==========================================================================================================
TOTAL NET ASSETS                                                                                 $ 181,913
==========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS
                                 DECEMBER 31, 2001

STATEMENT OF NET ASSETS (CONT'D)

(a) -- Variable/floating rate security - rate disclosed is as of December 31, 2001.
(b) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date disclosed is ultimate maturity.
(c) -- Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2001. See note A-4 to financial statements
(d) -- 144A Security - Certain conditions for public sale may exist.
(e) -- Security is in default.
(f) -- Non-income producing.
(g) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2001, the Portfolio held $5,830,000 of fair-valued securities, representing 3.2% of net assets.
(h) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
@   -- Amount is less than $500.
INR -- Indian Rupee
THB -- Thai Baht

                                                                              FACE
                                                                            AMOUNT                   VALUE
                                                                             (000)                   (000)
----------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - DEBT INSTRUMENTS
==========================================================================================================
MEXICO

  United Mexican States,
    8.625%, 3/12/08
 (Total Proceeds $4,830)                                                     4,600               $   4,906
==========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                               YEAR ENDED
                                                                                        DECEMBER 31, 2001
                                                                                                    (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest (net of $203 of foreign taxes withheld)                                               $ 20,474
  Dividends                                                                                           113
=========================================================================================================
    TOTAL INCOME                                                                                   20,587
=========================================================================================================
EXPENSES
  Investment Advisory Fees                                                                          1,812
  Interest Expense on Borrowings                                                                      376
  Administrative Fees                                                                                 223
  Professional Fees                                                                                   112
  Shareholder Reporting Expenses                                                                       97
  Bank Overdraft Expense                                                                               94
  Custodian Fees                                                                                       55
  Transfer Agent Fees                                                                                  54
  Directors' Fees and Expenses                                                                         15
  Other Expenses                                                                                       90
=========================================================================================================
    TOTAL EXPENSES                                                                                  2,928
=========================================================================================================
       NET INVESTMENT INCOME                                                                       17,659
=========================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments (net of foreign tax expense of $71)                                                  (2,994)
  Foreign Currency Transactions                                                                        (8)
  Futures                                                                                             545
=========================================================================================================
    NET REALIZED LOSS                                                                              (2,457)
=========================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                       4,254
  Foreign Currency Translations                                                                        63
=========================================================================================================
    CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                  4,317
=========================================================================================================
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                1,860
=========================================================================================================
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $ 19,519
=========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                     (000)               (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                           $ 17,659            $ 27,076
  Net Realized Gain (Loss)                                                          (2,457)             16,378
  Change in Unrealized Appreciation/Depreciation                                     4,317             (22,689)
==============================================================================================================
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            19,519              20,765
==============================================================================================================
Distributions:
  Net Investment Income                                                            (17,608)            (23,900)
  In Excess of Net Investment Income                                                (1,132)                 --
==============================================================================================================
  TOTAL DISTRIBUTIONS                                                              (18,740)            (23,900)
==============================================================================================================
  TOTAL INCREASE (DECREASE)                                                            779              (3,135)
==============================================================================================================
Net Assets:
  Beginning of Period                                                              181,134             184,269
==============================================================================================================
  END OF PERIOD (INCLUDING (DISTRIBUTIONS IN EXCESS OF)/UNDISTRIBUTED
    NET INVESTMENT INCOME OF $(1,132) AND $181, RESPECTIVELY)                     $181,913            $181,134
==============================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS

                                                                                          YEAR ENDED
                                                                                   DECEMBER 31, 2001
                                                                                               (000)
----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Investments                                        $ 424,625
  Proceeds from Short Sales                                                                    4,830
  Purchases of Investments                                                                  (429,963)
  Net Realized Loss on Foreign Currency Transactions                                              (8)
  Net Realized Gain on Futures                                                                   545
  Net Investment Income                                                                       17,659
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES:
    Net Decrease in Receivables Related to Operations                                            249
    Net Decrease in Payables Related to Operations                                              (144)
    Accretion/Amortization of Discounts and Premiums                                          (2,212)
----------------------------------------------------------------------------------------------------
  Net Cash Provided by Operating Activities                                                   15,581
----------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received for Reverse Repurchase Agreements                                              8,517
  Cash Distributions Paid                                                                    (23,240)
  Net Cash Paid to Bank                                                                         (858)
----------------------------------------------------------------------------------------------------
  Net Cash Used for Financing Activities                                                     (15,581)
----------------------------------------------------------------------------------------------------
  Net Decrease in Cash                                                                            --
CASH AT BEGINNING OF PERIOD                                                                       --
----------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                      $      --
====================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                              2001        2000        1999        1998        1997
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   8.22    $   8.36    $   7.01    $  15.21    $  17.31
--------------------------------------------------------------------------------------------------
Net Investment Income                         0.80        1.23        1.09        1.27        1.34
Net Realized and Unrealized Gain (Loss)
  on Investments                              0.08       (0.29)       1.27       (5.12)       1.27
--------------------------------------------------------------------------------------------------
    Total from Investment Operations          0.88        0.94        2.36       (3.85)       2.61
--------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                      (0.80)      (1.08)      (1.00)      (1.39)      (1.27)
  In Excess of Net Investment Income         (0.05)         --       (0.01)      (0.02)         --
  Net Realized Gain                             --          --          --          --       (3.44)
  In Excess of Net Realized Gain                --          --          --       (2.94)         --
--------------------------------------------------------------------------------------------------
    Total Distributions                      (0.85)      (1.08)      (1.01)      (4.35)      (4.71)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   8.25    $   8.22    $   8.36    $   7.01    $  15.21
==================================================================================================
PER SHARE MARKET VALUE, END OF
  PERIOD                                  $   7.40    $   6.88    $   6.81    $   7.19    $  15.38
==================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                               20.65%      16.49%       8.55%     (32.04)%     40.81%
  Net Asset Value (1)                        12.50%      13.50%      36.58%     (33.00)%     21.71%
==================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)                             $181,913    $181,134    $184,269    $153,084    $327,556
--------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets       1.61%       2.32%       2.28%       2.75%       2.27%
Ratio of Expenses Excluding Interest
  Expense to Average Net Assets               1.41%       1.34%       1.35%       1.47%       1.51%
Ratio of Net Investment Income to
  Average Net Assets                          9.73%      14.31%      14.53%      12.50%       8.80%
Portfolio Turnover Rate                        233%        272%        178%        308%        361%
--------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 2001, the Fund had reverse repurchase agreements outstanding with Lehman Brothers as follows:

                                                             MATURITY IN
                                                               LESS THAN
                                                                365 DAYS
     --------------------------------------------------------------------
     Value of Securities Subject to Repurchase               $ 9,992,000
     Liability Under Reverse Repurchase
     Agreement                                               $ 9,993,000
     Interest Rate                                                 1.75%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2001, was approximately $9,582,000 at a weighted average interest rate of 4.26%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAP AGREEMENTS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

14. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in derivative instruments included foreign currency exchange contracts, futures, securities sold short, structured securities and over-the-counter trading.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling approximately $434,914,000 and $433,128,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of securities was approximately $197,822,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $179,000, of which $10,944,000 related to appreciated securities and $11,123,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $94,790,000 available to offset future capital gains, of which $78,125,000 will expire on December 31, 2006, $13,135,000 will expire on December 31, 2007 and $3,530,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $1,240,000.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2001, the deferred fees payable under the Plan totaled $88,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On December 14, 2001, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.22 per share, derived from net investment income, payable on January 11, 2002, to shareholders of record on December 24, 2001.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS (CONT'D)

F.  SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October 11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                 VOTES IN              VOTES
                                 FAVOR OF              AGAINST
--------------------------------------------------------------
Joseph J. Kearns                 19,414,121            295,866
Michael Nugent                   19,333,701            376,286
C. Oscar Morong, Jr.             19,403,401            306,586
Vincent R. McLean                19,400,601            309,386
Thomas P. Gerrity                19,381,672            328,315

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. at December 31, 2001, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 11, 2002

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 OVERVIEW

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                      NUMBER OF
                                      TERM OF                                         PORTFOLIOS
                                      OFFICE AND                                      IN FUND
                         POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS    HELD WITH    TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
OF DIRECTOR              REGISTRANT   SERVED*      PAST 5 YEARS                       DIRECTOR**   DIRECTOR
-----------------------  -----------  ----------   ---------------------------------  -----------  --------------------------------
John D. Barrett II (66)  Director     Director     Chairman and Director of Barrett   78           Director of the Ashforth
565 Fifth Avenue                      since        Associates, Inc. (investment                    Company (real estate).
New York, NY 10017                    2000         counseling).

Thomas P. Gerrity (60)   Director     Director     Professor of Management, formerly  78           Director, ICG Commerce, Inc.;
219 Grays Lane                        since        Dean, Wharton School of Business,               Sunoco; Fannie Mae; Reliance
Haverford, PA 19041                   2001         University of Pennsylvania;                     Group Holdings, Inc., CVS
                                                   formerly Director, IKON Office                  Corporation and Knight-Ridder,
                                                   Solutions, Inc., Fiserv, Digital                Inc.
                                                   Equipment Corporation, Investor
                                                   Force Holdings, Inc. and Union
                                                   Carbide Corporation.

Gerard E. Jones (65)     Director     Director     Of Counsel, Shipman & Goodwin,     78           Director of Tractor Supply
Shipman & Goodwin, LLP                since        LLP (law firm).                                 Company, Tiffany Foundation,
43 Arch Street                        2000                                                         and Fairfield County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (59)    Director     Director     Investment consultant; formerly    78           Director, Electro Rent
6287 Via Escondido                    since        CFO of The J. Paul Getty Trust.                 Corporation and The Ford Family
Malibu, CA 90265                      2001                                                         Foundation.

Vincent R. McLean (70)   Director     Director     Formerly Executive Vice            78           Director, Banner Life Insurance
702 Shackamaxon Drive                 since        President, Chief Financial                      Co.; William Penn Life Insurance
Westfield, NJ 07090                   2001         Officer, Director and Member of                 Company of New York.
                                                   the Executive Committee of
                                                   Sperry Corporation (now part of
                                                   Unisys Corporation).

C. Oscar Morong, Jr.(66) Director     Director     Managing Director, Morong Capital  78           Trustee and Chairman of the
1385 Outlook Drive West               since        Management; formerly Senior Vice                mutual funds in the Smith
Mountainside, NJ 07092                2001         President and Investment Manager                Barney/CitiFunds fund complex;
                                                   for CREF, TIAA-CREF Investment                  Director, Ministers and
                                                   Management, Inc. (investment                    Missionaries Benefit Board of
                                                   management); formerly Director,                 American Baptist Churches.
                                                   The Indonesia Fund (mutual
                                                   fund).

William G. Morton,       Director     Director     Chairman Emeritus and former       78           Director of Radio Shack
Jr.(64)                               since        Chief Executive Officer of Boston               Corporation (electronics).
100 Franklin Street                   1993         Stock  Exchange.
Boston, MA 02110

Michael Nugent (65)      Director     Director     General Partner, Triumph           207          Director of various business
c/o Triumph Capital, L.P.             since        Capital, L.P. (private investment               organizations; Chairman of the
237 Park Avenue                       2001         partnership); formerly, Vice                    Insurance Committee and Director
New York, NY 10017                                 President, Bankers Trust Company                or Trustee of the retail
                                                   and BT Capital Corporation.                     families of funds advised by
                                                                                                   Morgan Stanley Investment
                                                                                                   Advisors Inc.

Fergus Reid (69)         Director     Director     Chairman and Chief Executive       78           Trustee and Director of
85 Charles Colman Blvd.               since        Officer of Lumelite Plastics                    approximately 30 investment
Pawling, NY 12564                     2000         Corporation.                                    companies in the JPMorgan Funds
                                                                                                   complex managed by JPMorgan
                                                                                                   Investment Management Inc.

                                                                              19

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 OVERVIEW

DIRECTOR AND OFFICER INFORMATION (CONT'D)

INTERESTED DIRECTORS:

                                                                                        NUMBER OF
                                      TERM OF                                           PORTFOLIOS
                                      OFFICE AND                                        IN  FUND
                         POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS    HELD WITH    TIME         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
OF DIRECTOR              REGISTRANT   SERVED*      PAST 5 YEARS                         DIRECTOR**   DIRECTOR
----------------------   ------------ ----------   -----------------------------------  -----------  ------------------------------
Barton M. Biggs (69)     Chairman     Chairman     Chairman, Director and Managing      78           Member of the Yale Development
1221 Avenue of the       and Director and          Director of Morgan Stanley                        Board
Americas                              Director     Investment Management Inc. and
New York, NY 10020                    since        Chairman and Director of Morgan
                                      1993         Stanley Investment Management
                                                   Limited; Managing Director of
                                                   Morgan Stanley & Co. Incorporated;
                                                   Director and Chairman of the
                                                   Board of various U.S. registered
                                                   companies managed by Morgan Stanley
                                                   Investment Management Inc.

Ronald E. Robison (63)   President    President    Chief Global Operations Officer      78
1221 Avenue of the       and Director since        and Managing Director of Morgan
Americas                              2001 and     Stanley Investment Management,
New York, NY 10020                    Director     Inc.; Director and President of
                                      since        various U.S. registered investment
                                      2001         companies managed by Morgan
                                                   Stanley Investment Management
                                                   Inc.; Previously, Managing Director
                                                   and Chief Operating Officer of TCW
                                                   Investment Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                                 OVERVIEW

DIRECTOR AND OFFICER INFORMATION (CONT'D)


OFFICERS:

                                          POSITION(S)   TERM OF OFFICE
 NAME, AGE AND ADDRESS OF EXECUTIVE       HELD WITH     AND LENGTH OF
 OFFICER                                  REGISTRANT    TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------      ------------  --------------  ------------------------------------------------------------
Ronald E. Robison (63)                    President     President       Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management      and Director  since           Morgan Stanley Investment Management Inc.; Director and
Inc.                                                    2001 and        President of various U.S. registered investment companies
1221 Avenue of the Americas                             Director since  managed by Morgan Stanley Investment Management Inc.;
New York, NY 10020                                      2001            Previously, Managing Director and Chief Operating Officer
                                                                        of TCW Investment Management Company.

Stefanie V. Chang (35)                    Vice          Vice President  Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management      President     since 1997      Morgan Stanley Investment Management Inc.; formerly,
Inc.                                                                    practiced law with New York law firm of Rogers & Wells (now
1221 Avenue of the Americas                                             Clifford Chance Rogers & Wells LLP); Vice President of
New York, NY 1002                                                       certain funds in the Fund Complex.

Lorraine Truten (40)                      Vice          Vice President  Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management      President     since 2001      Inc.; Head of Global Client Services, Morgan Stanley
Inc.                                                                    Investment Management Inc.; President, Morgan Stanley Fund
1221 Avenue of the Americas                                             Distribution, Inc. formerly, President of Morgan Stanley
New York, NY 10020                                                      Institutional Fund Trust; Vice President of certain funds in the Fund Complex.

Mary E. Mullin (34)                       Secretary     Secretary       Vice President of Morgan Stanley & Co., Inc. and Morgan
Morgan Stanley Investment Management                    since           Stanley Investment Management, Inc.; formerly, practiced
Inc.                                                    1999            law with New York firms of McDermott, Will & Emery and
1221 Avenue of the Americas                                             Skadden, Arps, Slate, Meagher & Flom LLP; Secretary of
New York, NY 10020                                                      certain funds in the Fund Complex.

James A. Gallo (37)                       Treasurer     Treasurer       Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management                    since           Inc.; Treasurer of certain funds in the Fund Complex;
Inc.                                                    2001            formerly, Director of Fund Accounting at PFPC, Inc.
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                     Assistant     Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.         Treasurer     Treasurer       Services Co.  (formerly Chase Global Funds Services
73 Tremont Street                                       since           Company); and Assistant Treasurer of all Portfolios of the
Boston, MA 02108-3913                                   2001            Fund. Formerly Senior Auditor at Price Waterhouse LLP (now
                                                                        PricewaterhouseCoopers LLP).

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Boston Equiserve
Dividend Reinvestment Unit
P.O. Box 1681
Boston, MA 02105-1681
1-800-730-6001

22